FORM 8-K

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                     DATE OF REPORT:  October 7, 1996

                          NPC INTERNATIONAL, INC.
          (Exact name of registrant as specified in its charter)

                                  Kansas
                         (State of Incorporation)

               0-13007        (Commission File Number)
               48-0817298          (IRS Employer Identification Number)

                            720 W. 20th Street
                           Pittsburg, KS   66762
                  (Address of principal executive office)

                               316-231-3390
                      (Registrant's telephone number)


ITEM 5.  OTHER EVENTS

The press release filed with this report as Exhibit 99-A is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a.) Financial statements of business acquired.

     Not applicable.

(b.) Pro forma financial information

     Not applicable

(c.) Exhibits

     The exhibits set forth on the Index to Exhibits on page 3 are incorporated herein by reference.


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          NPC INTERNATIONAL, INC.

DATED:  October 7, 1996

Troy D. Cook
Vice President Finance
Chief Financial Officer
Principal Financial Officer





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99-A           Press Release of Registrant dated October 2, 1996
4





Contact: Troy D. Cook
Vice President Finance and
Chief Financial Officer
(316) 231-3390

FOR IMMEDIATE RELEASE

                     NPC INTERNATIONAL, INC. ANNOUNCES
                           PIZZA HUT ACQUISITION

      PITTSBURG, Kansas, (October 2, 1996) - NPC International, Inc. announced today that it had signed a letter of intent with R&W Pizza Huts of North Carolina, Inc. to acquire 31 Pizza Hut restaurants and associated territories located in North Carolina. The 28 restaurants and 3 delivery carry-out units located in Fayetteville, North Carolina and surrounding rural areas generate average annual volumes in excess of $780,000 per store. The Company expects to close the transaction by mid-November pending negotiation of a definitive asset acquisition agreement and approval from regulatory agencies. The transaction, which is subject to the wavier by Pizza Hut, Inc. of it's right of first refusal, will be financed through NPC's existing revolving line of credit.

      Gene Bicknell, Chairman and CEO said, "We are very excited about our future growth prospects of acquiring more Pizza Hut restaurants. The acquisition of these territories will further expand our operating base and will easily be assimilated into our core operating system. We remain very bullish on the Pizza Hut brand. Our team will continue to work to grow this segment of our business through selected development and the acquisition of restaurants from other franchisees and our franchisor as such territories become available."

      Jim Schwartz, President and COO, added, "While these territories are contiguous to our existing operations this acquisition represents our initial foothold in the North Carolina marketplace. These territories are unique assets as exhibited by the average store volumes and opportunities for additional expansion. These stores have been operated exceptionally well and the assets continually revitalized. We will focus on capitalizing upon this heritage and leveraging our foothold for additional growth. "

      NPC International, Inc. is the world's largest Pizza Hut franchisee and operates 375 Pizza Hut restaurants and delivery kitchens in eleven states. Through Romacorp, Inc. a wholly-owned subsidiary, NPC also operates and franchises 173 Tony Roma's restaurants, the casual theme restaurant famous for ribs.

      The  Company's stock is traded on the NASDAQ Market under the symbol
"NPCI."

For more information contact Troy D. Cook, Vice President Finance and Chief Financial Officer, NPC International, Inc., 720 W. 20th Street, Pittsburg, Kansas 66762. Telephone Number: (316) 231-3390.